EXHIBIT 21

                            ALLTEL Corporation
                      Subsidiaries of the Registrant


                                                              State of
                                                            Incorporation
        NORTHEAST REGION:

        ALLTEL Ohio, Inc.                                   Ohio
        The Western Reserve Telephone Company               Ohio
        ALLTEL Pennsylvania, Inc.                           Pennsylvania
        Brookville Telephone Company                        Pennsylvania
        The Murraysville Telephone Company                  Pennsylvania
        Mountain State Telephone Company                    West Virginia
        ALLTEL New York, Inc.                               New York


        SOUTHERN REGION:

        ALLTEL Alabama, Inc.                                Alabama
        ALLTEL Carolina, Inc.                               North Carolina
        ALLTEL Florida, Inc.                                Florida
        ALLTEL Georgia, Inc.                                Georgia
        ALLTEL Georgia Communications Corp.                 Georgia
        ALLTEL Kentucky, Inc.                               Kentucky
        ALLTEL Mississippi, Inc.                            Mississippi
        ALLTEL South Carolina, Inc.                         South Carolina
        ALLTEL Tennessee, Inc.                              Tennessee
        Georgia ALLTEL Telecom Inc.                         Georgia
        Heins Telephone Company                             North Carolina
        Sandhill Telephone Company                          North Carolina


        SOUTHWEST REGION:

        ALLTEL Arkansas, Inc.                               Arkansas
        ALLTEL Missouri, Inc.                               Missouri
        ALLTEL Oklahoma, Inc.                               Arkansas
        ALLTEL Texas, Inc.                                  Texas
        Oklahoma ALLTEL, Inc.                               Oklahoma
        Texas ALLTEL, Inc.                                  Texas
        Missouri Telephone Company                          Missouri
        Eastern Missouri Telephone Company                  Missouri
        SLT Communications, Inc.                            Texas
        Sugar Land Telephone Company                        Texas
        Perco Telephone Company                             Arkansas
        SLT Cable TV, Inc.                                  Texas





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EXHIBIT 21
ALLTEL Corporation
Subsidiaries of the Registrant, cont.


                                                              State of
                                                            Incorporation

     WESTERN DIVISION:

     ALLTEL Nevada, Inc.                                    Nevada
     ALLTEL Oregon, Inc.                                    Oregon
     CP National Corporation                                California
     Navajo Communications Company, Inc.                    New Mexico
     NCC Systems, Inc.                                      Texas
     Tuolumne Telephone Company                             California

     OTHER COMPANIES:

     ALLTEL Mobile Communications, Inc.                     Delaware
     ALLTEL Mobile Communications of Alabama, Inc.          Alabama
     ALLTEL Mobile Communications of Arkansas, Inc.         Arkansas
     ALLTEL Mobile Communications of the
        Carolinas, Inc.                                     North Carolina
     ALLTEL Mobile Communications of Florida, Inc.          Florida
     ALLTEL Mobile Communications of Georgia, Inc.          Georgia
     ALLTEL Mobile Communications of Mississippi, Inc.      Mississippi
     ALLTEL Mobile Communications of Missouri, Inc.         Missouri
     ALLTEL Mobile Communications of Nevada, Inc.           Nevada
     ALLTEL Mobile Corporation of Northwest Arkansas, Inc.  Arkansas
     ALLTEL Mobile Communications of West Virginia, Inc.    West Virginia
     Cellular Phone of Aiken-Augusta                        Georgia
     Chattanooga-Northwest Georgia Cellular Radio, Inc.     Tennessee
     Missouri Telephone Cellular Systems, Inc.              Missouri
     Southwest Missouri Cellular                            Delaware
     Planters Cellular Co.                                  Georgia
     Alma Cellular II                                       Georgia
     ALLTEL Communications Group, Inc.                      Delaware
     ALLTEL Communications Corporation                      Ohio
     ALLTEL Holding, Inc.                                   Delaware
     ALLTEL Publishing Corporation                          Ohio
     ALLTEL Service Corporation                             Ohio
     ALLTEL Supply, Inc.                                    Ohio
     ALLTEL Distribution, Inc.                              Delaware
     HWC Distribution Corp.                                 Delaware
     Houston Wire & Cable Company                           Texas
     Specialty Purchases, Inc.                              Texas
     Sygnis, Inc.                                           Arkansas
     Ocean Technology, Inc.                                 California
     Control Communications Industries, Inc.                Delaware
     Metropolitan Houston Paging Services, Inc.             Texas



                                    43
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EXHIBIT 21
ALLTEL Corporation
Subsidiaries of the Registrant, cont.


                                                              State of
                                                            Incorporation

     OTHER COMPANIES (continued):

     Systematics Information Services, Inc.                 Arkansas
     Systematics Telecommunications Services, Inc.          Arkansas
     Systematics Financial Services, Inc.                   Arkansas
     Systematics of Arkansas, Inc.                          Arkansas
     Systematics Healthcare Services, Inc.                  Delaware
     TDS Healthcare Systems Corporation                     Delaware
     New York Systematics, Inc.                             Arkansas
     Massachusetts Systematics, Inc.                        Arkansas
     Systematics Financial Processing Corp.                 Arkansas
     Systematics International, Ltd.                        Jamaica
     Systematics, Incorporated Limited                      United Kingdom
     Horizon Financial Software Corporation                 Florida
     Systematics of Delaware, Inc.                          Delaware
     Computer Dynamics, Inc.                                Arkansas
     Systematics of California, Inc.                        California
     Systematics Processing Corporation                     Wisconsin
     Systems Limited                                        Hong Kong
     Systematics International Resource
        Management, Inc.                                    Delaware
     CPI Datanet, Inc.                                      Delaware
     Computer Power, Inc.                                   Florida
     CPI Acquisition, Inc.                                  Delaware



















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